UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2013

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois 60015

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 11, 2013, we issued an aggregate principal amount of €2.4 billion in floating rate notes due 2015 (the “Floating Rate Notes”), fixed rate notes due 2017 (the “2017 Notes”) and fixed rate notes due 2021 (together with the 2017 Notes, the “Fixed Rate Notes”; the Floating Rate Notes together with the Fixed Rate Notes, the “Notes”; and the offering of the Notes, the “Notes Offering”). The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of October 17, 2001, by and between us and Deutsche Bank Trust Company Americas (as successor trustee to The Bank of New York and The Chase Manhattan Bank), as trustee, as supplemented by a supplemental indenture dated December 11, 2013, between us, the trustee, Deutsche Bank AG, London Branch, as paying agent (with respect to the Floating Rate Notes only), and Deutsche Bank Luxembourg S.A., as registrar and transfer agent (the “Supplemental Indenture”).

We have filed with the Securities and Exchange Commission (the “SEC”) a Prospectus dated February 28, 2011 and a Prospectus Supplement dated December 4, 2013, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-172488) (the “Registration Statement”) in connection with the Notes Offering. We are filing the items listed below as exhibits to this Current Report for the purpose of incorporating them as exhibits to the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

4.1	Indenture (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (Reg. No. 333-86478) filed with the SEC on April 18, 2002)

4.2	Supplemental Indenture

4.3	Specimen of Floating Rate Notes (included in the Supplemental Indenture filed as Exhibit 4.2 hereto)

4.4	Specimen of Fixed Rate Notes (included in the Supplemental Indenture filed as Exhibit 4.2 hereto)

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated December 11, 2013

5.2	Opinion of Hunton & Williams LLP, dated December 11, 2013

12.1	Ratio of earnings to fixed charges

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Carol J. Ward
Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

Date: December 11, 2013

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (Reg. No. 333-86478) filed with the SEC on April 18, 2002)

4.2	Supplemental Indenture

4.3	Specimen of Floating Rate Notes (included in the Supplemental Indenture filed as Exhibit 4.2 hereto)

4.4	Specimen of Fixed Rate Notes (included in the Supplemental Indenture filed as Exhibit 4.2 hereto)

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated December 11, 2013

5.2	Opinion of Hunton & Williams LLP, dated December 11, 2013

12.1	Ratio of earnings to fixed charges

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2 hereto)